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                                                                 Exhibit 10.3

        Undertaking to Furnish Copies of Omitted Exhibits and Schedules to $750,000,000 Amended and Restated Credit Agreement dated as of April 29, 1998.

        United Asset Management Corporation (the "Registrant") is not filing as exhibits to its Quarterly Report on Form 10-Q dated May 12, 1998, copies of the exhibits and schedules to the $750,000,000 Amended and Restated Credit Agreement dated as of April 29, 1998, which Agreement is filed as Exhibit 10.2 thereto.

        The Registrant undertakes to furnish to the Securities and Exchange Commission, upon request, copies of such omitted exhibits and schedules.


Dated: May 12, 1998

UNITED ASSET MANAGEMENT CORPORATION
                        (Registrant)


By:      /s/ William H. Park
         ---------------------------
         William H. Park
         Executive Vice President
           and Chief Financial Officer